EXHIBIT 10.4

*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

__________________________________________________________________________

AUDIT SETTLEMENT AGREEMENT

AND

FIRST AMENDMENT

__________________________________________________________________________

by and between

HUGO BOSS AG

Holy-Allee 3

72555 Metzingen

Germany

with its branch

HUGO BOSS AG, D-Metzingen, Branch CH Zug

Baarerstrasse 135

6300 Zug

Switzerland

- hereinafter “HUGO BOSS” -

and

MGI Luxury Group SÁRL

Aarbergstrasse 107A

2502 Bienne

Switzerland

- hereinafter the “Licensee” -

- each separately referred to as the “Party”, or together as the “Parties” -

PREAMBLE

(A)
The Parties have previously concluded a term sheet of October 11, 2017 reinstating and amending the license agreement, dated March 9, 2012 (“Original Agreement”), which has been reinstated and amended by the license agreement, dated March 17, 2022 (“Agreement”).
(B)
HUGO BOSS Trade Mark Management GmbH & Co. KG was merged with HUGO BOSS AG on 01 September 2023, so that HUGO BOSS AG Branch CH-Zug took over all its rights and obligations of the Agreement.
(C)
Following a Licensee Inspection by Deloitte GmbH for the years 2018, 2019, and 2020, it became apparent that Licensee applied a smaller amount of discounts on sales to the HUGO BOSS Group than agreed and the Parties disagreed on the interpretation of certain provisions of the Original License Agreement, which have substantially also been included in the Agreement, in particular regarding the net sales calculation (“Disagreement”).
(D)
The Parties now wish to settle the Disagreement and amend and extend the Agreement.
(E)
In consideration of the above and without prejudice to the actual and legal situation, the Parties agree to the following settlement agreement and first amendment to the Agreement (“First Amendment”):

1.
SETTLEMENT

1.1.
Licensee owes to HUGO BOSS a total amount of CHF [***] as compensation for missed discounts on sales to the HUGO BOSS Group (“Settlement Amount“). The Settlement Amount has already been paid by Licensee on 24 August 2023 based on the invoice by HUGO BOSS, issued on 10 August 2023.

1.2.
Under the condition precedent of payment of the Settlement Amount, all claims made by HUGO BOSS in connection with the Disagreement are finally released, settled and discharged. The Parties waive all claims or rights of legal actions which they have or may have against each other in connection with the Disagreement. Nothing in this Section shall, however, be construed as a waiver of any claims, entitlements or rights that either Party has arising under the terms of this Settlement Agreement.

2.
JUBILEE FEE

In light of the 100th birthday of HUGO BOSS following the foundation by Hugo Ferdinand Boss, Licensee shall owe to HUGO BOSS a non-creditable and non-refundable fee of [***] ("Jubilee Fee"). The Jubilee Fee shall be invoiced upon signing is this First Amendment and shall be payable within 14 days upon receipt of a valid invoice.

3.
AMENDMENTS

CLAUSE 1

3.1.
Starting retroactively on January 01, 2023, the following changes shall be made to Clause 1 Definitions of the Agreement:

3.1.1.
Clause 1.13 shall be replaced in its entirety by the following clause:

“1.13 “Gross Sales” shall mean the quantity of all sales of Licensed Products sold by Licensee or by any Affiliate of Licensee in arms-length transactions (a) to Wholesale Partners; (b) in Licensee Retail Stores; and (c) to HUGO BOSS and HUGO BOSS Group; each multiplied by the RRP of Licensee.”

3.1.2.
Clause 1.30 shall be replaced in their entirety by the following clause:

“1.30 “Net Sales” shall mean the Gross Sales after the deduction of sales or value added tax and Reductions; provided that, for purposes of this definition, the weighted average Reductions among all sales channels excluding sales to HUGO BOSS and the HUGO BOSS Group shall not exceed in any year an amount equal to [***] per cent ([***]%) of the relevant Gross Sales under this definition.

3.1.3.
Clause 1.34 shall be replaced in its entirety by the following clause:

“1.34 “RRP” shall mean Licensee’s published recommended retail price including sales or value added tax for a given Licensed Product in the applicable country.”

3.1.4.
The following definitions shall be added to the section of Definitions:

““Reductions” shall mean actual credits for returns that Licensee actually authorizes and receives (“Returns”); and actual, reasonable and normal trade discounts and allowances to Wholesale Partners (including without limitation volume and early payment rebates) (“Discounts”); provided that any Returns and Discounts are sufficiently specified and documented and can be allocated to the Licensed Products by brand and product category; and provided, further, that Marketing Spending, cooperative advertising and/or any other costs incurred in the manufacture, sale, distribution, marketing or promotion of Licensed Products may not be deducted from the calculation of Net Sales.

For the purpose of clarification, (i) uncollected receivables, (ii) accruals (such as e.g. for expected but not yet incurred returns or discounts), and (iii) employee rebates and discounts to the extent such employee rebates and discounts exceed [***] in aggregate in any given year are not deductible. In case such accruals have been made during the course of Licensee’s Fiscal Year, these accruals have to be reversed at the end of Licensee’s Fiscal Year closing at the latest.”

“Wholesale Partners” shall mean wholesale customers (including distributors and retailers) other than Licensee Affiliate.

CLAUSE 2

The Parties agree that clause 2.5 also applies to the subcategory of Jewelry.

CLAUSE 4

3.2.
The following new clause 4.4 shall be added to the Agreement after clause 4.3 of the Agreement:

“4.4 The Licensee shall ensure that its organization is prepared to meet design trends for Licensed Products globally, with a particular focus on Europe. To achieve this, the Licensee shall [***].”

CLAUSE 5

3.3.
Starting on January 01, 2023, clause 5.2 of the Agreement shall be replaced in its entirety by the following new clause 5.2:

“5.2 As compensation for the rights and opportunities for use provided in this Agreement, Licensee shall pay to HUGO BOSS a license fee each year equal to the greater of

(i) in the period 01 January 2023 until 31 December 2023 the amount of [***] percent ([***]%) of Net Sales (excluding sales to HUGO BOSS and the HUGO BOSS Groupe) and from 01 January 2024 onwards the amount of [***] percent ([***]%) of Net Sales (including sales to HUGO BOSS and the HUGO BOSS Group) (“License Fee”) or

(ii) the guaranteed minimum license fee calculated on the basis of the Minimum Net Sales as set forth in the Business Plan in Annex 5 (“Guaranteed Minimum License Fee”).”

CLAUSE 10

3.4.
Starting on January 01, 2024, clause 10.2 of the Agreement shall be replaced in its entirety by the following new clause 10.2:

“10.2 All sales by Licensee to HUGO BOSS and the HUGO BOSS Group shall be at [***] and delivered within the European Union according to the ICC’s INCOTERMS® 2020 [***] and outside the European Union according to the ICC’s INCOTERMS® 2020 [***], unless expressly agreed otherwise.”

3.5.
Licensee shall send HUGO BOSS an RRP list on a yearly basis and communicate any changes thereto during the year for the purpose of assessing the calculation of the License Fee and Advertising Fee. Such list is non-binding for HUGO BOSS and HUGO BOSS is free to set its own price of Licensed Products.

CLAUSE 12

3.6.
Clause 12.12 of the Agreement shall be replaced in its entirety by the following new clause 12.12:

“In the years 2021, 2022, and 2023, Licensee will invest additional funds at a minimum percentage of Net Sales as agreed by the Parties to support Licensee’s marketing activities referred to in this Clause 12 in order to ensure driving sales and brand messaging while giving due consideration to prevailing market conditions in each Key Market and to the financial implications for both Parties (“Additional Marketing Investment”). The Additional Marketing Investment is set out for the respective year in the Business Plan in Annex 5, subject to the Second Amendment, dated 23 December 2021, to the Term Sheet dated 11 October 2017. The investment in the years 2021,

2022, and 2023 will be covered by a guarantee of Movado Group, Inc., the ultimate mother company of Licensee, as per Annex 9.

Any such Additional Marketing Investment (if applicable) shall be made in close co-operation with and upon prior approval of the marketing plans by HUGO BOSS in [***].

The Additional Marketing Investment (if applicable) referred to in this Clause 12.12 shall not count towards the Marketing Spending.”

CLAUSE 19

3.7.
Clauses 19.1 and 19.2 of the Agreement shall be replaced in its entirety by the following new clauses 19.1 and 19.2:

“19.1 This Agreement enters into force and effect on January 1, 2022, and, unless sooner terminated as herein provided, expires on December 31, 2031. Between [***] before the final expiration of the Agreement, Licensee may request an extension of this Agreement by submitting to HUGO BOSS [***] (the “Extended Business Plan”) in the format of the Business Plan but covering the period from January 1, 2032 through December 31, 2036 (the “Extension Period”). In such case, the Parties will, no later than June 30, 2031, [***] an extension of this Agreement for the Extension Period [***]. Such extension (if any) shall be effective only upon the physical or digital signature, extending the term of this Agreement. If [***], the Agreement ends December 31, 2031 at the latest.

19.2 HUGO BOSS may terminate the Agreement

(a)
if [***]. In this case the notice of termination must be provided in writing no later than [***] before the end of [***] and will be effective as of the end of the calendar year following the relevant time periods. For the avoidance of doubt, all payment obligations of Licensee under this Agreement shall continue until such calendar year end.
(b)
for the category of Jewelry only, if [***]. In this case the Business Plan in Annex 5 as well as the guarantee in Annex 9 shall be reduced by the part attributed to Jewelry as set out in Annex 14. Notice of termination must be provided in writing no later than [***] before and will be effective as of the end of the calendar year following the relevant time periods. For the avoidance of doubt, all payment obligations of Licensee under this Agreement shall continue until such calendar year end.

ANNEXES

3.8.
Annex 5 (Business Plan) shall be replaced by Annex 5 as attached to this First Amendment.

3.9.
Starting on January 01, 2024, Annex 6 of the Agreement shall be replaced by Annex 6 as attached to this First Amendment.

3.10.
Starting on January 01, 2024, Annex 9 of the Agreement shall be replaced by Annex 9 as attached to this First Amendment.

3.11.
Annex 14 as attached to this First Amendment shall be added to the Agreement and shall be added to the list in clause 21.5 of the Agreement.

4.
MISCELLANEOUS

4.1.
All capitalized terms in this First Amendment shall have the same meaning as in the Agreement.

4.2.
All provisions of the Agreement except as amended in this First Amendment shall remain in full force and effect and shall apply to this First Amendment.

4.3.
The Parties agree that this First Amendment may be signed and delivered digitally using a recognized digital signature tool (e.g. AdobeSign). Each Party agrees that the digital signature shall have the same force and effect as delivery of original signatures and that each Party may use such digital signatures as evidence of the execution and delivery of this First Amendment to the same extent as an original signature could be used.

On behalf of HUGO BOSS

17 September 2024 /s/ Paul Daly /s/ S. Frowerk_______________

Date Managing Director or 1. Authorized Representative and 2. Authorized Representative

On behalf of Licensee

16 September 2024 /s/ Xavier Gauderlot /s/ Flavio Pellegrini________

Date Name(s) & Signature(s) of the Authorized Representative(s)

Annex 5: Business Plan

[***]

Annex 6. Net Sales Monthly Statement Template

[***]

Annex 9: Guarantee Movado Group Inc.

Movado Group Inc. irrevocably guarantees by way of a bank guarantee or, at Licensee’s election, personal guarantee for the Guaranteed Minimum License Fees and Guaranteed Minimum Advertising Fees according to clauses 5.2 and 5.3 amounting to total EUR [***] for the term 2024 until 2031.

[***]

Date, September 16, 2024 Place Paramus, NJ USA

/s/ Mitchell Sussis

Movado Group Inc.

Mitchell Sussis

Senior Vice President

Annex 14: Jewelry Business Plan

[***]